FIRST AMENDMENT TO TRADEMARK LICENSE AND SUPPLY AGREEMENT

A Trademark License and Supply Agreement (the “Agreement”) was entered into by and between MISSION PHARMACAL COMPANY (“Mission”) and RETROPHIN, INC. ("Retrophin") on May 28, 2014.

W I T N E S S E T H

WHEREAS, Mission and Retrophin have mutually agreed to amend the services and conditions of service and hereby amend the Agreement accordingly.  The Amended Section of the Agreement set forth below shall replace in its entirety the same numbered Section in the Agreement and is incorporated into the Agreement as a binding Section of the Agreement on the Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed that the following Section shall be amended as follows:

Amended Section 2.6 of the Agreement shall read as follows:

2.6	“Territory” means the United States of America and Canada, as allowed by Canadian regulations for compassionate use.

This First Amendment is effective as of July 28, 2014.

RETROPHIN, INC.		MISSION PHARMACAL COMPANY

By:	/s/ Stephen J. Aselage	By:	/s/ Thomas J. Dooley
Name: Stephen J. Aselage		Name: Thomas J. Dooley
Title: President		Title: Chief Financial Officer